UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05206

Exact name of registrant as specified in charter:	Prudential Jennison Natural Resources Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2011

Date of reporting period:	10/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.

ANNUAL REPORT • OCTOBER 31, 2011

Fund Type

Sector stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2011

Dear Shareholder:

After leading Prudential Investments for the past eight years, I have decided to retire at the end of 2011 from my positions as President of Prudential Investments and President and Director of the Prudential Jennison Natural Resources Fund, Inc. (the Fund). Effective January 1, 2012, I will become Chairman of Prudential Investments and act as an advisor to the business during 2012 to help facilitate a smooth transition to my successor, Stuart Parker.

Stuart, who will become President of Prudential Investments and President and Director of the Fund on January 1, 2012, previously served as the Executive Vice President of Retail Mutual Fund Distribution at Prudential Investments. With more than 20 years of investment industry experience, Stuart brings a deep understanding of the needs and challenges facing today’s investors.

We hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers.

Finally, I’ve been privileged to have had the opportunity to help you address your investment needs, and I thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Natural Resources Fund, Inc.

Prudential Jennison Natural Resources Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.18%; Class B, 1.88%; Class C, 1.88%; Class Q, 0.76%; Class R, 1.63%; Class Z, 0.88%. Net operating expenses: Class A, 1.16%; Class B, 1.86%; Class C, 1.86%; Class Q, 0.74%; Class R, 1.36%; Class Z, 0.86%, after contractual reductions.

Cumulative Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.88%	40.59%	461.64%	—
Class B	–1.56	35.69	421.73	—
Class C	–1.56	35.72	421.85	—
Class Q	N/A	N/A	N/A	–10.95% (12/27/10)
Class R	–1.07	39.37	N/A	37.10 (8/22/06)
Class Z	–0.59	42.65	476.95	—
Lipper Global Natural Resources Index	–1.06	13.76	238.26	—
MSCI World ND Index	1.76	–4.89	55.91	—
S&P 500 Index	8.07	1.25	43.67	—
Lipper Global Natural Resources Funds Avg.	–1.38	19.12	301.70	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–18.73%	3.16%	16.96%	—
Class B	–18.80	3.44	16.77	—
Class C	–15.43	3.60	16.77	—
Class Q	N/A	N/A	N/A	N/A (12/27/10)
Class R	–14.16	4.15	N/A	2.50% (8/22/06)
Class Z	–13.72	4.64	17.94	—
Lipper Global Natural Resources Index	–11.40	0.56	12.00	—
MSCI World ND Index	–4.35	–2.23	3.71	—
S&P 500 Index	1.13	–1.18	2.82	—
Lipper Global Natural Resources Funds Avg.	–11.69	0.87	13.27	—

2	Visit our website at www.prudentialfunds.com

Average Annual Total Returns (With Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–6.33%	5.85%	18.17%	—
Class B	–6.42	6.14	17.96	—
Class C	–2.54	6.30	17.97	—
Class Q	N/A	N/A	N/A	N/A (12/27/10)
Class R	–1.07	6.87	N/A	6.26% (8/22/06)
Class Z	–0.59	7.36	19.16	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.88%	7.05%	18.84%	—
Class B	–1.56	6.29	17.96	—
Class C	–1.56	6.30	17.97	—
Class Q	N/A	N/A	N/A	N/A (12/27/10)
Class R	–1.07	6.87	N/A	6.26% (8/22/06)
Class Z	–0.59	7.36	19.16	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Natural Resources Fund, Inc. (Class A shares) with a similar investment in the Lipper Global Natural Resources Index, Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index), and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2001) and the account values at the end of the current fiscal year (October 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been

Prudential Jennison Natural Resources Fund, Inc.	3

Your Fund’s Performance (continued)

assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares which expired September 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares, and from Class Z to Class A shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75% annually. Class Q and Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

For the period through February 28, 2013, the distributor of the Fund has contractually agreed to limit distribution and service (12b-1) fees to 0.50% of the average daily net assets for Class R shares. Effective October 1, 2008 through February 29, 2012, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $4 billion.

4	Visit our website at www.prudentialfunds.com

Benchmark Definitions

Lipper Global Natural Resources Index

The Lipper Global Natural Resources Index is an unmanaged index which tracks the performance of the 10 largest global natural resources mutual funds. Lipper Global Natural Resources Index Closest Month-End to Inception cumulative total return as of 10/31/11 is –11.95% for Class Q and 13.06% for Class R. Lipper Global Natural Resources Index Closest Month-End to Inception average annual total return as of 9/30/11 is –0.65% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Morgan Stanley Capital International (MSCI) World Net Dividends (ND) Index

The Morgan Stanley Capital International (MSCI) World Net Dividends (ND) Index is a free-float-adjusted, market-capitalization index that is designed to measure global developed-market equity performance. The MSCI World ND Index consists of approximately 23 developed-market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States. MSCI World ND Index Closest Month-End to Inception cumulative total return as of 10/31/11 is –3.12% for Class Q and –0.23% for Class R. MSCI World ND Index Closest Month-End to Inception average annual total return as of 9/30/11 is –1.96% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Standard & Poor’s 500 Composite Stock Price Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/11 is 1.28% for Class Q and 7.24% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/11 is –0.66% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Global Natural Resources Funds Average

The Lipper Global Natural Resources Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Natural Resources Fund category and does not include the effect of any sales charges or taxes payable by investors. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/11 is –11.77% for Class Q and 18.89% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/11 is –0.36% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. Returns for the Lipper Average would be lower if they included the effects of sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/11
National Oilwell Varco, Inc., Energy Equipment & Services	2.7%
Noble Energy, Inc., Oil, Gas & Consumable Fuels	2.5
Concho Resources, Inc., Oil, Gas & Consumable Fuels	2.5
Randgold Resources Ltd., Metals & Mining	2.4
Schlumberger Ltd., Energy Equipment & Services	2.4

Holdings reflect only long-term investments and are subject to change.

Prudential Jennison Natural Resources Fund, Inc.	5

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 10/31/11
Oil, Gas & Consumable Fuels	43.8%
Metals & Mining	29.2
Energy Equipment & Services	20.3
Chemicals	1.7
Construction Materials	1.5

Industry weightings reflect only long-term investments and are subject to change.

6	Visit our website at www.prudentialfunds.com

Strategy and Performance Overview

How did the Fund perform?

Prudential Jennison Natural Resources Fund Class A shares declined 0.88% for the 12-month reporting period ended October 31, 2011, outperforming the 1.06% decline of the Lipper Global Natural Resources Index. The Class A shares also declined less than the Lipper Global Natural Resources Funds Average, which fell 1.38%. However, the Class A shares underperformed the S&P 500 Index, which gained 8.07% for the period.

How is the Fund managed?

Jennison Associates manages the Fund, which seeks long-term capital appreciation by investing at least 80% of investable assets in the stocks of natural resource companies and asset-based securities. Natural resource companies (located in the United States and abroad) own, explore, mine, process or otherwise develop or provide goods and services with respect to natural resources.

How did the U.S. stock market perform?

The U.S. equity market, as measured by the S&P 500 Index, returned 8.07% for the period. However, the market was exceptionally volatile, buffeted by political turmoil in the Middle East and North Africa (MENA) region, a devastating earthquake and tsunami in Japan, heightened anxiety over government debt, and prospects for a global economic slowdown.

•

The market continued an uptrend through April 2011, then declined for five consecutive months, with the largest losses occurring in August and September. Investors grew increasingly worried about a prolonged European government-debt crisis and slowing global economic growth. Stock prices rebounded sharply in October, however, with signs that the economies of the United States and China could prove more resilient than originally thought, despite continued uncertainty in Europe.

•

Solid gains in corporate earnings and continued corporate and personal spending provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Stock prices were also pressured during the summer by acrimony and political gamesmanship in the Congressional debate over raising the U.S. debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems. The subsequent downgrade by Standard & Poor’s of the U.S. long-term sovereign credit rating to AA+ from AAA fueled additional anxiety.

•	Estimates of the impact of falling confidence across the globe led to reductions in forecasts of gross domestic product (GDP) growth and corporate earnings.

Prudential Jennison Natural Resources Fund, Inc.	7

Strategy and Performance Overview (continued)

Commodity prices moved broadly lower, as oil and copper, two widely regarded barometers of economic health, finished the summer with steep declines (although they posted noteworthy comebacks in October).

Which holdings made the largest positive contribution to the Fund’s return?

•

Cabot Oil & Gas, a North American exploration and production company, had robust revenue growth and solid financial results, driven by its increasing production in the Marcellus Shale formation. Based on the strong performance, management raised its estimates of 2011 production several times and increased its capital expenditure budget by one-third. Jennison believes Cabot has further upside potential, not only in the Marcellus but also in its holdings in the Eagle Ford shale.

•

National Oilwell Varco, an oilfield services company, is well-positioned to benefit as oil drillers refurbish their older offshore and land rigs to meet more stringent drilling requirements and the increasingly complex technology needs of its customers. Moreover, its service and aftermarket business, which provides steadier revenue than other operations, continues to grow. Jennison believes that with significant cash on its balance sheet, the company also has the resources to make strategic accretive acquisitions.

•

Petrohawk Energy was an independent oil and natural gas producer until the summer of 2011, with assets primarily in Texas and Louisiana. Its specialty was shale-based reservoirs, with core assets in the Eagle Ford, Haynesville, and Permian Basins. In mid-July, the company received an all-cash tender from Anglo-Australian mining giant BHP Billiton priced at a premium above 60%. The acquisition closed in late August.

Which holdings subtracted most from the Fund’s return?

•

OGX Petroleo e Gas Participacoes is Brazil’s largest independent exploration and production company, with significant onshore and offshore acreage in Brazil and Colombia. It has been exploring aggressively and issued some $2.5 billion in bonds in May to help finance production, sustain exploration, and fund new opportunities. The stock suffered as the company fell short of expectations on several fronts, including farming out some of its assets. Nevertheless, Jennison believes it is on the verge of multi-year growth that few can match and which the markets are currently undervaluing.

•

Pacific Rubiales Energy, a Canada-based developer of heavy crude oil and natural gas in Colombia and Peru, has had a challenging year following the spring’s disappointing drilling results from the CPE-6 block, southeast of its currently producing Rubiales and Quifa fields. Subsequent reserve reports also

8	Visit our website at www.prudentialfunds.com

disappointed. In addition, the company failed to deliver on an agreement to extend its rights on its Rubiales field, raising concerns about its long-term production profile. Nevertheless, Jennison continues to expect further exploration of the Quifa and CPE-6 blocks to add value and expects an agreement to be reached on thermal recovery from its Rubiales field.

•

Agnico-Eagle Mines is an international gold producer based in Canada. It has mining operations not only in northwestern Quebec and the Arctic territory of Nunavut, but also in Mexico and Finland. It has exploration activities in Europe, the United States, and Latin America in addition to Canada. Per-unit costs at some of its mines have risen this year, reducing margins. The company recently announced the indefinite suspension of production at its Goldex mine in Quebec because a hanging wall failed, and it is writing off the mine’s value.

Were there significant changes to the Fund?

Jennison did not make any strategic changes to the portfolio during the period. However, the Fund added or eliminated positions because of company fundamentals and the risk-reward characteristics of certain stocks.

•	Significant new positions were established in Consol Energy, Nabors Industries, and Marathon Petroleum.

•	Positions were eliminated in Canadian Natural Resources, Range Resources, and Vale.

Prudential Jennison Natural Resources Fund, Inc.	9

Comments on the Fund’s Five Largest Holdings

2.7%	National Oilwell Varco, Inc., Energy Equipment & Services

National Oilwell Varco is discussed in the positive contributors to performance section.

2.5%	Noble Energy, Inc., Oil, Gas & Consumable Fuels

Noble Energy is an independent oil and gas exploration and production company with domestic onshore U.S. operations in Appalachia, the Rocky Mountains, Mid-Continent, and on the West and Gulf Coasts. It also has deepwater development projects, including Gulf of Mexico, Israel, Equatorial Guinea, and Cameroon. Jennison expects multi-year growth from various projects that should increase reserves and production. The stock is attractively valued with growth potential that could drive its share price to higher multiples of current earnings.

2.5%	Concho Resources, Inc., Oil, Gas & Consumable Fuels

Concho Resources is an independent oil and natural gas company with core operations in the Permian Basin in West Texas and Southeast New Mexico. The company has managed its capital in a disciplined way, selling off noncore assets to help raise funds for strategic acquisitions and the development of more promising properties. These notably include its Bone Springs property in the Delaware Basin. Jennison expects that, with these recent acquisitions, Concho’s portfolio is deep enough to assure strong multi-year production growth.

2.4%	Randgold Resources Ltd., Metals & Mining

Randgold is a gold exploration and mining company primarily in West and Central Africa. Its major discoveries include the Morila and Loulo deposits located in southern and western Mali, respectively. Other key discoveries are its Tongon deposit in the Republic of the Ivory Coast and the Massawa deposit in eastern Senegal. Jennison likes the company’s strong cash flow as well as its development pipeline, which suggests ample growth prospects.

2.4%	Schlumberger Ltd., Energy Equipment & Services

Schlumberger supplies technology, integrated project management and information solutions to customers in the oil and gas industry. It continues to develop new products and technologies, providing dominant market share in important growing markets. Jennison believes Schlumberger is well positioned to benefit as new capacity continues to erode pricing in North America, because 65% of its revenue is derived from outside North America (compared to 40% to 50% for its major competitors). The company should also benefit from increased international and offshore activity.

10	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2011, at the beginning of the period, and held through the six-month period ended October 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Jennison Natural Resources Fund, Inc.	11

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Natural Resources Fund, Inc.		Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$810.10	1.21%	$5.52
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16

Class B	Actual	$1,000.00	$807.40	1.91%	$8.70
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class C	Actual	$1,000.00	$807.50	1.91%	$8.70
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class Q	Actual	$1,000.00	$811.90	0.76%	$3.47
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

Class R	Actual	$1,000.00	$809.30	1.41%	$6.43
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

Class Z	Actual	$1,000.00	$811.40	0.91%	$4.15
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2011, and divided by 365 days in the Fund’s fiscal year ended October 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of October 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.0%
COMMON STOCKS 96.7%

Chemicals 1.7%
94,992	Celanese Corp. (Class A Stock)	$4,136,902
891,545	Mosaic Co. (The)	52,208,875
1,297,624	Neo Material Technologies, Inc. (Canada)(a)	10,037,302
585,488	Potash Corp. of Saskatchewan, Inc.	27,711,147

		94,094,226

Construction Materials 1.5%
144,396	Holcim Ltd. (Switzerland)	9,144,034
18,173,277	Indocement Tunggal Prakarsa Tbk PT (Indonesia)	33,201,988
30,003,079	Semen Gresik (Persero) Tbk PT (Indonesia)	31,923,659
243,282	Vulcan Materials Co.(b)	7,612,294

		81,881,975

Energy Equipment & Services 20.3%
376,064	Baker Hughes, Inc.	21,807,951
2,576,508	Cameron International Corp.(a)	126,609,603
85,488	Core Laboratories NV(b)	9,254,931
941,110	Dresser-Rand Group, Inc.(a)(b)	45,549,724
1,230,215	Dril-Quip, Inc.(a)	80,086,996
967,344	Ensco PLC (United Kingdom), ADR	48,038,303
1,693,897	FMC Technologies, Inc.(a)(b)	75,920,463
2,708,916	Halliburton Co.	101,205,102
930,677	Helmerich & Payne, Inc.(b)	49,493,403
3,209,461	Key Energy Services, Inc.(a)	41,498,331
617,210	Lufkin Industries, Inc.(b)	36,470,939
2,400,275	Nabors Industries Ltd.(a)	43,997,041
2,094,914	National Oilwell Varco, Inc.(b)	149,430,216
232,436	Noble Corp.(b)	8,353,750
71,900	OSX Brasil SA (Brazil), 144A(a)(c)	15,285,843
2,073,197	Patterson-UTI Energy, Inc.	42,127,363
1,335,893	Rowan Cos., Inc.(a)	46,074,950
204,974	Saipem SpA (Italy)	9,158,737
1,748,462	Schlumberger Ltd.	128,459,503
90,581	Technip SA (France)	8,565,073
255,285	Tenaris SA (Luxembourg), ADR(b)	8,120,616
503,211	Weatherford International Ltd.(a)	7,799,770

		1,103,308,608

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	13

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products 0.3%
1,474,869	Adecoagro SA(a)	$14,335,727
2,183,300	Agrenco Ltd. (Brazil), 144A(a)	495,959

		14,831,686

Metals & Mining 28.9%
1,329,441	African Rainbow Minerals Ltd. (South Africa)	30,579,222
755,559	Agnico-Eagle Mines Ltd.	32,783,705
3,308,278	Alacer Gold Corp.(a)(b)	38,169,247
1,324,836	Alamos Gold, Inc. (Canada)	24,522,924
691,341	Alcoa, Inc.	7,438,829
8,454,598	Archipelago Resources PLC (United Kingdom)(a)	8,700,244
6,661,589	AXMIN, Inc. (Canada)(a)	367,582
175,547	Barrick Gold Corp.	8,689,577
999,566	BHP Billiton Ltd. (Australia), ADR(b)	78,046,113
1,494,344	Cia de Minas Buenaventura SA (Peru), ADR	61,163,500
1,524,797	Cliffs Natural Resources, Inc.	104,021,651
718,759	Detour Gold Corp. (Canada)(a)	23,796,385
5,914,776	Eldorado Gold Corp. (Canada)	111,144,976
2,470,373	European Goldfields Ltd. (Canada)(a)	27,807,961
4,374,634	First Quantum Minerals Ltd. (Canada)	91,771,855
600,000	First Uranium Corp. (South Africa), 144A(a)(c)	165,538
1,289,281	First Uranium Corp. (South Africa)(a)	355,708
2,658,246	Freeport-McMoRan Copper & Gold, Inc.	107,020,984
2,805,594	Gabriel Resources Ltd. (Canada)(a)(b)	19,928,373
216,800	Gold Reserve, Inc. (XTSE)(a)	587,269
1,068,152	Gold Reserve, Inc.(a)	2,990,826
174,004	Goldcorp, Inc.	8,498,355
851,684	Highland Gold Mining Ltd. (United Kingdom)	2,620,243
459,226	IAMGOLD Corp. (Canada)	9,873,301
703,743	Impala Platinum Holdings Ltd. (South Africa)	16,162,236
1,021,505	Impala Platinum Holdings Ltd. (South Africa), ADR(b)	23,484,400
4,208,803	Kinross Gold Corp.	60,396,323
4,355,263	Nevsun Resources Ltd. (Canada)	22,983,379
1,552,191	Newcrest Mining Ltd. (Australia)	54,857,097
150,742	Newmont Mining Corp.	10,074,088
1,850,769	Northern Dynasty Minerals Ltd.(a)	15,194,813
194,755	Nucor Corp.	7,357,844
102,179	Pan American Silver Corp. (Canada)	2,854,964
1,754,913	Pan American Silver Corp.	49,067,367
482,726	Pilot Gold, Inc. (Canada)(a)	716,764

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
5,674,802	Platinum Group Metals Ltd.(a)(b)	$7,433,991
523,100	Platmin Ltd. (South Africa), 144A(a)(c)	146,946
666,813	Quadra FNX Mining Ltd. (Canada)(a)	7,693,353
1,185,506	Randgold Resources Ltd. (Jersey Islands), ADR(b)	129,895,892
643,935	Reliance Steel & Aluminum Co.	28,455,488
11,120	Rio Tinto PLC (United Kingdom)	601,579
1,152,147	Rio Tinto PLC (United Kingdom), ADR(b)	62,285,067
542,030	Seabridge Gold, Inc.(a)(b)	12,873,213
1,683,549	SEMAFO Inc. (Canada)(a)	12,921,144
3,229,301	SEMAFO Inc. (Canada), 144A(a)(c)	24,784,703
1,574,117	Silver Wheaton Corp.	54,464,448
842,465	Southern Copper Corp.	25,846,826
3,657,940	Sterlite Industries India Ltd. (India), ADR	37,749,941
256,506	Tahoe Resources Inc.(a)	4,840,610
506,600	Tahoe Resources Inc., 144A(a)(c)	9,560,217
53,786	Teck Resources Ltd. (Canada) (Class B Stock)	2,156,297
221,848	United States Steel Corp.(b)	5,626,065
64,447	Vedanta Resources PLC (United Kingdom)	1,315,429
1,561,601	Western Areas NL (Australia)(b)	9,399,862
3,697,762	Xstrata PLC (Switzerland)	61,591,885
450,287	Yamana Gold, Inc.	6,740,796

		1,570,577,395

Oil, Gas & Consumable Fuels 43.8%
153,911,753	Adaro Energy Tbk PT (Indonesia)	34,715,183
388,224	Advantage Oil & Gas Ltd. (Canada)(a)	2,060,401
983,300	Advantage Oil & Gas Ltd., Reg. D (Canada)(a)(c)	5,218,618
1,518,767	Anadarko Petroleum Corp.	119,223,210
862,493	Apache Corp.	85,930,178
152,703	Arch Coal, Inc.	2,782,249
4,932,465	Bankers Petroleum Ltd. (Canada)(a)	26,227,303
3,147,896	BG Group PLC (United Kingdom)	68,258,931
815,337	Bonavista Energy Corp. (Canada)	20,989,764
871,794	Brigham Exploration Co.(a)	31,746,379
1,088,588	Cabot Oil & Gas Corp.	84,605,059
6,440,304	Cairn Energy PLC (United Kingdom)(a)	30,416,382
255,415	Cameco Corp. (Canada)	5,481,141
316,700	Canadian Oil Sands Ltd. (Canada)	7,339,624
805,509	Carrizo Oil & Gas, Inc.(a)(b)	21,909,845
275,527	Chesapeake Energy Corp.(b)	7,747,819

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	15

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
984,631	Cimarex Energy Co.	$63,016,384
2,448,359	Cobalt International Energy, Inc.(a)	25,267,065
1,438,350	Concho Resources, Inc.(a)(b)	136,240,512
1,536,833	Consol Energy, Inc.	65,714,979
1,216,066	Daylight Energy Ltd. (Canada)	12,017,306
3,550,349	Denbury Resources, Inc.(a)(b)	55,740,479
127,498	Devon Energy Corp.	8,280,995
696,600	Energy XXI (Bermuda) Ltd.(a)(b)	20,459,142
754,706	EOG Resources, Inc.	67,493,358
153,897	EQT Corp.	9,772,460
20,910,417	Far East Energy Corp.(a)	3,659,323
935,716	FX Energy, Inc.(a)	5,539,439
881,071	Hess Corp.	55,119,802
3,886,613	HollyFrontier Corp.	119,280,153
11,340	HRT Participacoes em Petroleo SA (Brazil)(a)	5,587,931
15,900	HRT Participacoes em Petroleo SA (Brazil), 144A(a)	7,834,930
928,905	Kosmos Energy Ltd.(a)	14,398,028
6,430,000	Linc Energy Ltd. (Australia), 144A(a)(c)	13,803,357
1,507,620	Marathon Petroleum Corp.	54,123,558
752,400	MEG Energy Corp. (Canada), 144A(a)(c)	33,938,203
909,326	Murphy Oil Corp.	50,349,381
951,061	Newfield Exploration Co.(a)	38,289,716
331,302	Niko Resources Ltd. (Canada)	18,224,518
1,530,160	Noble Energy, Inc.	136,704,494
1,138,589	Occidental Petroleum Corp.	105,820,462
9,407,205	OGX Petroleo e Gas Participacoes SA (Brazil)(a)	78,792,910
4,516,159	Oil Search Ltd. (Papua New Guinea)	30,810,041
3,010,937	Pacific Rubiales Energy Corp. (Canada)	70,202,333
104,301	Pioneer Natural Resources Co.	8,750,854
265,496	Plains Exploration & Production Co.(a)	8,363,124
699,808	QGEP Participacoes SA (Brazil)	6,990,539
1,816,900	QGEP Participacoes SA (Brazil), 144A(c)	18,149,422
2,658,391	Quicksilver Resources, Inc.(a)(b)	20,469,611
142,302	Range Resources Corp.(b)	9,796,070
986,815	Rosetta Resources, Inc.(a)	43,755,377
2,545,060	Southwestern Energy Co.(a)	106,994,322
2,134,718	Suncor Energy, Inc.	68,118,851
57,058	Sunoco, Inc.	2,124,269
5,040,188	Talisman Energy, Inc.	71,570,670
111,959	Trident Resources Corp., Private Placement (original cost $45,141,529; purchased 06/30/10)(a)(c)(d)	58,305,790

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
225,418	Ultra Petroleum Corp.(a)(b)	$7,181,817
1,520,610	Whiting Petroleum Corp.(a)	70,784,395
56,413	Williams Cos., Inc. (The)	1,698,595
220,920	Woodside Petroleum Ltd. (Australia)	8,411,955
9,569,891	Zodiac Exploration, Inc. (Canada)(a)	1,920,219
19,575,000	Zodiac Exploration, Inc., Reg. D (Canada)(a)(c)	3,927,765

		2,378,446,990

Transportation Infrastructure 0.2%
5,167,280	LLX Logistica SA (Brazil)(a)	11,557,419

	TOTAL COMMON STOCKS (cost $4,205,908,816)	5,254,698,299

CONVERTIBLE PREFERRED STOCK 0.3%

Metals & Mining
18,340	Iron Co./Manabi, Private Placement, 144A (original cost $18,340,000; purchased 05/25/11)(a)(c)(d)	16,527,534

Units
RIGHT

Oil, Gas & Consumable Fuels
41,616	Trident Resources Corp. CVR, Private Placement (original cost $0; purchased 06/30/10)(a)(c)(d)	—
WARRANT

Metals & Mining
903,650	Crystallex International Corp. (Canada), Private Placement, expiring 11/04/14 (original cost $0; purchased 10/30/09)(a)(c)(d)	—

	TOTAL LONG-TERM INVESTMENTS (cost $4,224,248,816)	5,271,225,833

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	17

Portfolio of Investments

as of October 31, 2011 continued

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 10.6%

Affiliated Money Market Mutual Fund
577,783,518	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $577,783,518; includes $399,269,214 of cash collateral received for securities on loan)(Note 3)(e)(f)	$577,783,518

	TOTAL INVESTMENTS 107.6% (cost $4,802,032,334; Note 5)	5,849,009,351
	LIABILITIES IN EXCESS OF OTHER ASSETS (7.6%)	(413,514,158)

	NET ASSETS 100.0%	$5,435,495,193

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVR—Contingent Value Rights

XTSE—Toronto Stock Exchange

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $367,267,670; cash collateral of $399,269,214 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Indicates a security that has been deemed illiquid.
(d)	Indicates a restricted security, the aggregate original cost of such securities is $63,481,529. The aggregate value of $74,833,324 is approximately 1.4% of net assets.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$4,740,855,616	$455,536,893	$58,305,790
Convertible Preferred Stock	—	—	16,527,534
Right	—	—	—
Warrant	—	—	—
Affiliated Money Market Mutual Fund	577,783,518	—	—

Total	$5,318,639,134	$455,536,893	$74,833,324

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Convertible Preferred Stock
Balance as of 10/31/10	$54,819,882	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)*	5,526,933	(1,812,466)
Purchases		18,340,000
Sales	—	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(2,041,025)	—

Balance as of 10/31/11	$58,305,790	$16,527,534

*	Of which, $3,714,467 was included in Net Assets relating to securities held at the reporting period end.

Fair value of Level 3 Common Stock of $2,041,025 was transferred out of Level 3 at 10/31/2011 as a result of having an observable quote from the exchange.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	19

Portfolio of Investments

as of October 31, 2011 continued

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2011 were as follows:

United States (including 7.3% of collateral received for securities on loan)	77.1%
Canada	11.0
United Kingdom	4.1
Australia	3.0
Brazil	2.7
Jersey Islands	2.4
Indonesia	1.8
South Africa	1.3
Switzerland	1.3
Peru	1.1
India	0.7
Papua New Guinea	0.6
France	0.2
Italy	0.2
Luxembourg	0.1

107.6
Liabilities in excess of other assets	(7.6)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At October 31, 2011 the Fund held derivatives not accounted for as hedging instruments. These equity contracts have a fair value at October 31, 2011 of $0 and are presented in the Statement of Assets and Liabilities as such.

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2011 are as follows:

At October 31, 2011, the Fund did not have any realized gain or (loss) or change in unrealized appreciation or (depreciation) on derivatives recognized in income on the Statement of Operations.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	21

Statement of Assets and Liabilities

as of October 31, 2011

Assets
Investments at value, including securities on loan of $367,267,670:
Unaffiliated investments (cost $4,224,248,816)	$5,271,225,833
Affiliated investments (cost $577,783,518)	577,783,518
Foreign currency, at value (cost $39)	40
Receivable for Fund shares sold	15,296,984
Dividends receivable	1,505,834
Foreign tax reclaim receivable	157,981
Prepaid expenses	101,702

Total assets	5,866,071,892

Liabilities
Payable to broker for collateral for securities on loan	399,269,214
Payable for Fund shares reacquired	24,535,390
Management fee payable	2,977,124
Accrued expenses	2,003,494
Distribution fee payable	1,557,506
Affiliated transfer agent fee payable	198,834
Payable to custodian	35,137

Total liabilities	430,576,699

Net assets	$5,435,495,193

Net assets were comprised of:
Common stock, at par	$1,136,684
Paid-in capital in excess of par	4,965,146,503

4,966,283,187
Distribution in excess of net investment income	(118,143,868)
Accumulated net realized loss on investment and foreign currency transactions	(459,620,594)
Net unrealized appreciation on investments and foreign currencies	1,046,976,468

Net assets, October 31, 2011	$5,435,495,193

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($2,271,695,986 ÷ 45,893,252 shares of common stock issued and outstanding)	$49.50
Maximum sales charge (5.50% of offering price)	2.88

Maximum offering price to public	$52.38

Class B
Net asset value, offering price and redemption price per share ($241,788,854 ÷ 5,819,704 shares of common stock issued and outstanding)	$41.55

Class C
Net asset value, offering price and redemption price per share ($1,015,835,925 ÷ 24,444,936 shares of common stock issued and outstanding)	$41.56

Class Q
Net asset value, offering price and redemption price per share ($77,986,342 ÷ 1,531,171 shares of common stock issued and outstanding)	$50.93

Class R
Net asset value, offering price and redemption price per share ($74,092,303 ÷ 1,506,007 shares of common stock issued and outstanding)	$49.20

Class Z
Net asset value, offering price and redemption price per share ($1,754,095,783 ÷ 34,473,372 shares of common stock issued and outstanding)	$50.88

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	23

Statement of Operations

Year Ended October 31, 2011

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,907,030)	$47,203,911
Affiliated income from securities loaned, net	1,165,757
Affiliated dividend income	454,203

Total income	48,823,871

Expenses
Management fee	42,295,791
Distribution fee—Class A	8,007,897
Distribution fee—Class B	2,961,981
Distribution fee—Class C	11,467,771
Distribution fee—Class R	366,796
Transfer agent’s fees and expenses (including affiliated expense of $1,165,800) (Note 3)	7,209,000
Custodian’s fees and expenses	1,264,000
Reports to shareholders	683,000
Registration fees	520,000
Directors’ fees	146,000
Insurance	100,000
Legal fees and expenses	96,000
Audit fee	23,000
Miscellaneous	53,058

Total expenses	75,194,294
Management fee waiver (Note 2)	(985,414)

Net expenses	74,208,880

Net investment loss	(25,385,009)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	115,130,235
Foreign currency transactions	(3,679,520)

111,450,715

Net change in unrealized appreciation (depreciation) on:
Investments	(308,198,472)
Foreign currencies	63,319

(308,135,153)

Net loss on investment and foreign currency transactions	(196,684,438)

Net Decrease In Net Assets Resulting From Operations	$(222,069,447)

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(25,385,009)	$(23,339,889)
Net realized gain (loss) on investment and foreign currency transactions	111,450,715	(37,667,418)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(308,135,153)	879,776,944

Net increase (decrease) in net assets resulting from operations	(222,069,447)	818,769,637

Dividends from net investment income (Note 1)
Class A	(25,030,104)	(28,821,268)
Class B	(3,720,851)	(5,186,007)
Class C	(12,911,912)	(14,824,396)
Class R	(605,765)	(542,653)
Class Z	(14,112,999)	(11,918,242)

	(56,381,631)	(61,292,566)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	3,071,322,060	1,803,070,829
Net asset value of shares issued in reinvestment of dividends	46,123,299	51,247,329
Cost of shares reacquired	(2,066,651,416)	(1,070,051,549

Net increase in net assets from Fund share transactions	1,050,793,943	784,266,609

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	17,864

Total increase	772,342,865	1,541,761,544

Net Assets:
Beginning of year	4,663,152,328	3,121,390,784

End of year	$5,435,495,193	$4,663,152,328

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	25

Notes to Financial Statements

Prudential Jennison Natural Resources Fund, Inc. (the “Fund”) is a non-diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisors; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Advisor in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Advisor in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

26	Visit our website at www.prudentialfunds.com

Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities, sometimes referred to as Private Placements) and securities that are not readily marketable. Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

Prudential Jennison Natural Resources Fund, Inc.	27

Notes to Financial Statements

continued

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investment and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Fund holds warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the

28	Visit our website at www.prudentialfunds.com

securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential Jennison Natural Resources Fund, Inc.	29

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC (“Jennison”), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Pursuant to the management agreement between the Fund and PI, the management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion.

Effective October 1, 2008 through February 29, 2012, PI has contractually agreed to waive .05% of the management fee rate on the Fund’s average daily net assets over $4 billion that would otherwise be applicable under the terms of the management agreement. The effective management fee rate was .69% of the Fund’s average daily net assets for the year ended October 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to ..30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and Class R shares, respectively. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through February 28, 2013.

30	Visit our website at www.prudentialfunds.com

PIMS has advised the Fund that it received $6,405,511 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2011, it received $238,226, $479,889 and $221,565 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2011, PIM has been compensated approximately $348,200 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2 registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2011 were $2,888,970,245 and $1,992,266,276, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income, accumulated net realized loss on investment and foreign

Prudential Jennison Natural Resources Fund, Inc.	31

Notes to Financial Statements

continued

currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2011, the adjustments were to decrease distribution in excess of net investment income by $106,323,158, increase accumulated net realized loss on investment and foreign currency transactions by $78,847,741 and decrease paid-in capital in excess of par by $27,475,417 due to differences in the treatment for book and tax purposes of certain transactions involving investments in Passive Foreign Investment Companies, foreign securities and currencies and net operating loss. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2011 and 2010, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $56,381,631 and $61,292,566 of ordinary income, respectively.

As of October 31, 2011, the Fund did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$4,971,629,052	$1,399,526,177	$(522,145,878)	$877,380,299	$(549)	$877,379,750

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark-to-market on open investments in Passive Foreign Investment Companies. Other cost basis adjustments are attributable to net unrealized appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2011 of approximately $408,168,000 of which $93,457,000 expires in 2016, $264,952,000 expires in 2017 and $49,759,000 expires in 2018. The Fund utilized approximately $30,796,000 of its capital loss carryforward to offset net taxable gains realized in the year ended October 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been

32	Visit our website at www.prudentialfunds.com

realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for certain purchases by retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months after purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C shares to Class Z shares of the Fund and Class Z to Class A shares of the Fund. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

There are 500 million shares of common stock authorized with $.01 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z common stock. Class A shares consist of 150 million authorized shares, Class B shares consist of 35 million authorized shares, Class C and Class Z shares each consist of 90 million authorized shares, Class Q shares consist of 85 million authorized shares and Class R shares consist of 50 million authorized shares. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of October 31, 2011, 17 shares of Class Q were owned by Prudential.

Prudential Jennison Natural Resources Fund, Inc.	33

Notes to Financial Statements

continued

During the fiscal year ended October 31, 2010, the Fund received $17,864 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. This amount is presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2011:
Shares sold	21,958,694	$1,226,833,752
Shares issued in reinvestment of dividends	427,823	22,439,035
Shares reacquired	(16,902,265)	(901,858,348)

Net increase (decrease) in shares outstanding before conversion	5,484,252	347,414,439
Shares issued upon conversion from Class B and Class Z	676,889	37,052,836
Shares reacquired upon conversion into Class Z	(3,163,611)	(176,640,184)

Net increase (decrease) in shares outstanding	2,997,530	$207,827,091

Year ended October 31, 2010:
Shares sold	17,713,955	$798,950,753
Shares issued in reinvestment of dividends	589,987	25,971,196
Shares reacquired	(12,747,299)	(565,749,143)

Net increase (decrease) in shares outstanding before conversion	5,556,643	259,172,806
Shares issued upon conversion from Class B	129,953	5,785,920

Net increase (decrease) in shares outstanding	5,686,596	$264,958,726

Class B
Year ended October 31, 2011:
Shares sold	937,663	$44,203,508
Shares issued in reinvestment of dividends	74,484	3,300,410
Shares reacquired	(1,173,705)	(53,571,464)

Net increase (decrease) in shares outstanding before conversion	(161,558)	(6,067,546)
Shares reacquired upon conversion into Class A	(575,912)	(25,915,887)

Net increase (decrease) in shares outstanding	(737,470)	$(31,983,433)

Year ended October 31, 2010:
Shares sold	1,024,344	$39,451,414
Shares issued in reinvestment of dividends	123,126	4,620,477
Shares reacquired	(1,273,841)	(48,171,816)

Net increase (decrease) in shares outstanding before conversion	(126,371)	(4,099,925)
Shares reacquired upon conversion into Class A	(152,889)	(5,785,920)

Net increase (decrease) in shares outstanding	(279,260)	$(9,885,845)

34	Visit our website at www.prudentialfunds.com

Class C	Shares	Amount
Year ended October 31, 2011:
Shares sold	7,131,425	$338,014,890
Shares issued in reinvestment of dividends	211,029	9,352,796
Shares reacquired	(5,098,196)	(229,619,380)

Net increase (decrease) in shares outstanding before conversion	2,244,258	117,748,306
Shares reacquired upon conversion into Class Z	(104,294)	(4,648,935)

Net increase (decrease) in shares outstanding	2,139,964	$113,099,371

Year ended October 31, 2010:
Shares sold	6,784,356	$260,862,553
Shares issued in reinvestment of dividends	295,023	11,072,370
Shares reacquired	(3,885,937)	(146,648,923)

Net increase (decrease) in shares outstanding	3,193,442	$125,286,000

Class Q
Period ended October 31, 2011:*
Shares sold	2,482,886	$130,737,869
Shares reacquired	(951,715)	(53,706,140)

Net increase (decrease) in shares outstanding	1,531,171	$77,031,729

Class R
Year ended October 31, 2011:
Shares sold	1,205,621	$66,279,681
Shares issued in reinvestment of dividends	10,799	564,058
Shares reacquired	(733,393)	(39,340,474)

Net increase (decrease) in shares outstanding	483,027	$27,503,265

Year ended October 31, 2010:
Shares sold	793,486	$35,842,178
Shares issued in reinvestment of dividends	11,954	525,131
Shares reacquired	(476,158)	(21,452,783)

Net increase (decrease) in shares outstanding	329,282	$14,914,526

Class Z
Year ended October 31, 2011:
Shares sold	22,397,287	$1,265,252,360
Shares issued in reinvestment of dividends	194,662	10,467,000
Shares reacquired	(14,548,126)	(788,555,610)

Net increase (decrease) in shares outstanding before conversion	8,043,823	487,163,750
Shares issued upon conversion from Class A and Class C	3,167,730	181,289,119
Shares reacquired upon conversion into Class A	(187,134)	(11,136,949)

Net increase (decrease) in shares outstanding	11,024,419	$657,315,920

Year ended October 31, 2010:
Shares sold	14,402,038	$667,963,931
Shares issued in reinvestment of dividends	201,382	9,058,155
Shares reacquired	(6,361,610)	(288,028,884)

Net increase (decrease) in shares outstanding	8,241,810	$388,993,202

*	Commenced offering on December 27, 2010.

Prudential Jennison Natural Resources Fund, Inc.	35

Notes to Financial Statements

continued

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The SCA has been renewed on substantially similar terms with an increase in the amount of commitment to $900 million.

The Fund did not utilize the SCA during year ended October 31, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value

36	Visit our website at www.prudentialfunds.com

hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Jennison Natural Resources Fund, Inc.	37

Financial Highlights

Class A Shares
	Year Ended October 31,			Five Months Ended October 31,		Year Ended May 31,
	2011(b)	2010(b)		2009(a)(b)		2009(b)	2008(b)		2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$50.48	$41.27		$38.08		$68.29	$53.87		$48.25
Income (loss) from investment operations:
Net investment loss	(.19)	(.21)		(.02)		(.06)	(.12)		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	10.18		3.21		(28.75)	19.61		11.21
Total from investment operations	(.41)	9.97		3.19		(28.81)	19.49		11.18
Less Dividends and Distributions:
Dividends from net investment income	(.57)	(.76)		–		(.53)	(2.43)		(.42)
Distributions from net realized gains	–	–		–		(.87)	(2.64)		(5.14)
Total dividends and distributions	(.57)	(.76)		–		(1.40)	(5.07)		(5.56)
Capital Contributions:	–	–	(i)	–		–	–		–
Net asset value, end of period	$49.50	$50.48		$41.27		$38.08	$68.29		$53.87
Total Return(c):	(.88)%	24.42%		8.38%		(40.56)%	38.15%		25.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,271,696	$2,165,180		$1,535,793		$1,261,030	$2,090,493		$1,100,431
Average net assets (000)	$2,669,299	$1,849,392		$1,372,157		$1,168,562	$1,491,943		$847,853
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.16% (e)	1.20%	(e)	1.21%	(e)(g)	1.23% (e)	1.14%	(e)(f)	1.19% (f)
Expenses, excluding distribution and service (12b-1) fees	.86% (e)	.90%	(e)	.91%	(e)(g)	.93% (e)	.85%	(e)	.94%
Net investment loss	(.35)% (e)	(.47)%	(e)	(.12)%	(e)(g)	(.15)% (e)	(.20)%	(e)	(.07)%
For Class A, B, C, Q, R and Z shares:
Portfolio turnover rate	34%	21%		9%	(h)	51%	21%		46%

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion. Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 1.18%, .88% and (.37)%, respectively, for the year ended October 31, 2011.

(f) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares until September 30, 2007.

(g) Annualized.

(h) Not annualized.

(i) Less than $.005.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended October 31,			Five Months Ended October 31,		Year Ended May 31,
	2011(b)	2010(b)		2009(a)(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$42.75	$35.30		$32.66		$58.60	$46.90	$42.70
Income (loss) from investment operations:
Net investment loss	(.49)	(.45)		(.11)		(.28)	(.44)	(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	8.66		2.75		(24.58)	16.90	9.79
Total from investment operations	(.63)	8.21		2.64		(24.86)	16.46	9.45
Less Dividends and Distributions:
Dividends from net investment income	(.57)	(.76)		-		(.21)	(2.12)	(.11)
Distributions from net realized gains	-	-		-		(.87)	(2.64)	(5.14)
Total dividends and distributions	(.57)	(.76)		-		(1.08)	(4.76)	(5.25)
Capital contributions:	-	-	(g)	-		-	-	-
Net asset value, end of period	$41.55	$42.75		$35.30		$32.66	$58.60	$46.90
Total Return(c):	(1.56)%	23.55%		8.08%		(40.99)%	37.14%	24.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$241,789	$280,296		$241,335		$221,738	$436,506	$315,782
Average net assets (000)	$296,198	$259,961		$227,342		$229,217	$360,663	$265,189
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.86% (e)	1.90%	(e)	1.91%	(e)(f)	1.93% (e)	1.85% (e)	1.94%
Expenses, excluding distribution and service (12b-1) fees	.86% (e)	.90%	(e)	.91%	(e)(f)	.93% (e)	.85% (e)	.94%
Net investment loss	(1.05)% (e)	(1.17)%	(e)	(.81)%	(e)(f)	(.84)% (e)	(.86)% (e)	(.82)%

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion. Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 1.88%, .88% and (1.07)%, respectively, for the year ended October 31, 2011.

(f) Annualized.

(g) Less than $.005.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	39

Financial Highlights

continued

Class C Shares
	Year Ended October 31,			Five Months Ended October 31,		Year Ended May 31,
	2011(b)	2010(b)		2009(a)(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$42.75	$35.31		$32.67		$58.61	$46.90	$42.70
Income (loss) from investment operations:
Net investment loss	(.48)	(.45)		(.12)		(.28)	(.46)	(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	8.65		2.76		(24.58)	16.93	9.79
Total from investment operations	(.62)	8.20		2.64		(24.86)	16.47	9.45
Less Dividends and Distributions:
Dividends from net investment income	(.57)	(.76)		-		(.21)	(2.12)	(.11)
Distributions from net realized gains	-	-		-		(.87)	(2.64)	(5.14)
Total dividends and distributions	(.57)	(.76)		-		(1.08)	(4.76)	(5.25)
Capital contributions:	-	-	(g)	-		-	-	-
Net asset value, end of period	$41.56	$42.75		$35.31		$32.67	$58.61	$46.90
Total Return(c):	(1.54)%	23.51%		8.08%		(40.99)%	37.14%	24.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,015,836	$953,597		$674,791		$549,558	$985,867	$550,097
Average net assets (000)	$1,146,777	$819,275		$600,514		$533,680	$724,878	$428,643
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.86% (e)	1.90%	(e)	1.91%	(e)(f)	1.93% (e)	1.85% (e)	1.94%
Expenses, excluding distribution and service (12b-1) fees	.86% (e)	.90%	(e)	.91%	(e)(f)	.93% (e)	.85% (e)	.94%
Net investment loss	(1.04)% (e)	(1.17)%	(e)	(.82)%	(e)(f)	(.85)% (e)	(.90)% (e)	(.82)%

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion. Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 1.88%, .88% and (1.06)%, respectively, for the year ended October 31, 2011.

(f) Annualized.

(g) Less than $.005.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class Q Shares
	December 27, 2010(a) through October 31, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$57.19
Income (loss) from investment operations:
Net investment income	.04
Net realized and unrealized loss on investment and foreign currency transactions	(6.30)
Total from investment operations	(6.26)
Net asset value, end of period	$50.93
Total Return(c):	(10.95)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$77,986
Average net assets (000)	$30,408
Ratios to average net assets(d)(e):
Expenses, including distribution and service (12b-1) fees	.74%	(f)
Expenses, excluding distribution and service (12b-1) fees	.74%	(f)
Net investment income	.09%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion. Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratio would have been .76%, .76% and .07%, respectively, for the period ended October 31, 2011.

(f) Annualized.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	41

Financial Highlights

continued

Class R Shares
	Year Ended October 31,			Five Months Ended October 31,		Year Ended May 31,		August 22, 2006(b) through May 31,
	2011(c)	2010(c)		2009(a)(c)		2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$50.27	$41.19		$38.02		$68.28	$53.96	$47.85
Income (loss) from investment operations:
Net investment loss	(.29)	(.31)		(.05)		(.13)	(.37)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.21)	10.15		3.22		(28.73)	19.74	11.63
Total from investment operations	(.50)	9.84		3.17		(28.86)	19.37	11.55
Less Dividends and Distributions:
Dividends from net investment income	(.57)	(.76)		-		(.53)	(2.41)	(.30)
Distributions from net realized gains	-	-		-		(.87)	(2.64)	(5.14)
Total dividends and distributions	(.57)	(.76)		-		(1.40)	(5.05)	(5.44)
Capital contributions:	-	-	(i)	-		-	-	-
Net asset value, end of period	$49.20	$50.27		$41.19		$38.02	$68.28	$53.96
Total Return(d):	(1.07)%	24.15%		8.34%		(40.66)%	37.82%	25.98%

Ratios/Supplemental Data:
Net assets, end of period (000)	$74,092	$51,424		$28,573		$19,990	$15,328	$2,565
Average net assets (000)	$73,359	$40,431		$23,555		$12,599	$6,730	$626
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.36% (g)	1.40%	(g)	1.41%	(g)(h)	1.43% (g)	1.35% (g)	1.44% (h)
Expenses, excluding distribution and service (12b-1) fees	.86% (g)	.90%	(g)	.91%	(g)(h)	.93% (g)	.85% (g)	.94% (h)
Net investment loss	(.54)% (g)	(.68)%	(g)	(.33)%	(g)(h)	(.37)% (g)	(.62)% (g)	(.24)% (h)

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.

(b) Commencement of offering.

(c) Calculated based on average shares outstanding during the period.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(g) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion. Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 1.38%, .88% and (.56)%, respectively, for the year ended October 31, 2011.

(h) Annualized.

(i) Less than $.005.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended October 31,			Five Months Ended October 31,		Year Ended May 31,
	2011(b)	2010(b)		2009(a)(b)		2009(b)	2008(b)		2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$51.71	$42.14		$38.83		$69.90	$54 .99		$49.12
Income (loss) from investment operations:
Net investment income (loss)	(.02)	(.08)		.03		.06	.05		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)	10.41		3.28		(29.55)	20.05		11.46
Total from investment operations	(.26)	10.33		3.31		(29.49)	20.10		11.54
Less Dividends and Distributions:
Dividends from net investment income	(.57)	(.76)		-		(.71)	(2.55)		(.53)
Distributions from net realized gains	-	-		-		(.87)	(2.64)		(5.14)
Total dividends and distributions	(.57)	(.76)		-		(1.58)	(5.19)		(5.67)
Capital Contributions:	-	-	(g)	-		-	-		-
Net asset value, end of period	$50.88	$51.71		$42.14		$38.83	$69.90		$54.99
Total Return(c):	(.57)%	24.77%		8.52%		(40.40)%	38.53%		25.39%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,754,096	$1,212,655		$640,899		$470,122	$719,348		$355,928
Average net assets (000)	$1,759,452	$896,356		$552,361		$433,493	$503,262		$283,266
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.86% (e)	.90%	(e)	.91%	(e)(f)	.93% (e)	.85%	(e)	.94%
Expenses, excluding distribution and service (12b-1) fees	.86% (e)	.90%	(e)	.91%	(e)(f)	.93% (e)	.85%	(e)	.94%
Net investment income (loss)	(.04)% (e)	(.18)%	(e)	.17%	(e)(f)	.15% (e)	.08%	(e)	.18%

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion. Net of management fee waiver. If the investment manager had not waived expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been .88%, .88% and (.06)%, respectively, for the year ended October 31, 2011.

(f) Annualized.

(g) Less than $.005.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Natural Resources Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Natural Resources Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the five-month period ended October 31, 2009 and for each of the years in the three-year period ended May 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the five-month period ended October 31, 2009 and for each of the years in the three-year period ended May 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2011

44	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (October 31, 2011) as to the federal income tax status of dividends paid during such year. We are advising you that during its year ended October 31, 2011, the Fund paid ordinary income dividends of $0.57 per share for Class A, Class B, Class C, Class R and Class Z, which are taxable as such.

For the year ended October 31, 2011, the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentages of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
Prudential Jennison Natural Resources Fund	14.98%	6.31%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2011.

Prudential Jennison Natural Resources Fund, Inc.	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Natural Resources Fund, Inc

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice* (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Stuart S. Parker* (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

* Ms. Rice has announced her retirement as President and Board Member effective December 31, 2011. Ms. Rice has been appointed as Vice President effective January 1, 2012. The Board has appointed Stuart S. Parker as President and Board Member effective January 1, 2012.

Visit our website at www.prudentialfunds.com

(1) The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2000; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Jennison Natural Resources Fund, Inc

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2005; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1997; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Natural Resources Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

Prudential Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

Visit our website at www.prudentialfunds.com

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Global Natural Resources Fund Performance Universe) was in the first quartile over the one-, three-, five- and 10-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. In light of the Fund’s competitive performance, the Board accepted PI’s recommendation to allow the existing 0.05% management fee waiver on assets over $5 billion to expire at the end of its contractual period, on February 29, 2012. The Board also noted PI’s explanation that the Fund’s total expenses would continue to rank in the Expense Group’s first quartile after the waiver expired. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Prudential Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Natural Resources Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PGNAX	PRGNX	PNRCX	PJNQX	JNRRX	PNRZX
CUSIP	74441K107	74441K206	74441K305	74441K602	74441K404	74441K503

MF135E    0215356-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2011 and October 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,500 and $22,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

      Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Natural Resources Fund, Inc.

By:	/s/ Deborah A. Docs Deborah A. Docs Secretary

Date:	December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice Judy A. Rice President and Principal Executive Officer

Date:	December 20, 2011

By:	/s/ Grace C. Torres Grace C. Torres Treasurer and Principal Financial Officer

Date:	December 20, 2011